Exhibit 10.5

SECOND AMENDMENT

TO THE

BIOMEDICAL RESEARCH AND TECHNOLOGY TRANSFER

SUBCONTRACTOR AGREEMENT BETWEEN

THE CLEVELAND CLINIC FOUNDATION

AND

ATRICURE, INC.

This Second Amendment (the “Amendment”), effective as of December 28, 2009, is between The Cleveland Clinic Foundation (“CCF”) and AtriCure, Inc. (“Subcontractor”).

WITNESSETH:

WHEREAS, this Amendment amends and supplements the Biomedical Research and Technology Transfer Subcontractor Agreement dated the 1st day of June, 2006, and as amended on December 1, 2008 (the “Agreement”) between Subcontractor and CCF;

NOW THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the parties hereto agree to amend the Agreement as follows:

1. Article 2 is amended to read as follows:

ARTICLE 2. PERIOD OF PERFORMANCE

“The effective period of this AGREEMENT shall commence June 6, 2005 and, subject to Article 19 of this AGREEMENT, terminate December 31, 2010, unless otherwise provided for by modification of this AGREEMENT, which shall be in writing and signed by all parties to this AGREEMENT.”

2. Except as modified by this Second Amendment, the terms and conditions of the Agreement remain in full force and effect. All capitalized words not defined herein shall have the meaning set forth in the Agreement. In the event of any conflict between this Second Amendment and the Agreement, this Second Amendment shall control.

IN WITNESS WHEREOF, the parties hereby execute this Second Amendment through their authorized representatives.

ATRICURE, INC.		THE CLEVELAND CLINIC FOUNDATION

By:	/s/ David Drachman	By:	/s/ Jacqueline Whatley
Printed Name:	David Drachman	Printed Name:	Jacqueline Whatley
Title:	President	Title:	Senior Director
Office of Sponsored Research and Projects
APPROVED AS TO FORM CCF: LAW DEPT.

DATE: 12/30/2009 CMST #: ATR 39907
BY:

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